Summary Prospectus February 6, 2017

Pear Tree Polaris Small Cap Fund	Ordinary Shares: USBNX
Institutional Shares: QBNAX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated February 6, 2017 are incorporated by reference into this summary prospectus.
Investment Objective: Maximum long-term capital appreciation.
Fee Table and Expenses of Small Cap Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.30%	0.30%
Acquired Fund Fees and Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	1.47%	1.22%

Example
This example is intended to help you compare the cost of investing in Small Cap Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that Small Cap Fund's operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$149	$463	$800	$1,753
Institutional Shares	$124	$386	$668	$1,472

Portfolio Turnover
Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Small Cap Fund's performance. During the most recent fiscal year, Small Cap Fund's portfolio turnover rate was 17 percent of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small cap issuers. Small Cap Fund considers a small-cap issuer to be a company having at time of purchase a market capitalization of an issuer in the Russell 2000T Index (at the time of the index's most recent rebalancing (May 2016), stocks with capitalizations of approximately $100 million to $5 billion), as well as a collective investment fund that invests at least 80 percent of its net assets in similar securities issued by other small cap issuers.

While most assets are typically invested in U.S. common stocks, Small Cap Fund may invest in American Depositary Receipts (ADRs), and other foreign stocks traded on U.S. exchanges in keeping with Small Cap Fund's objectives. Fund assets also may be invested in growth stocks and value stocks. The sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth. The sub-adviser generally considers value stocks to be equity securities issued by companies that have underappreciated but stable earnings and cash flow and where there are visible and imminent inflection points and catalysts that will result in increased earnings and cash flow, driving stock appreciation.
Small Cap Fund's sub-adviser uses proprietary investment technology combined with traditional, value-based, fundamental research to identify potential investments. The sub-adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 39,000 global companies. The sub-adviser uses these measures to identify approximately 500 companies with the greatest potential for undervalued streams of sustainable free cash flow. The sub-adviser conducts fundamental research, interviewing and visiting with company management and creating detailed financial models. The sub-adviser also maintains a "watch-list" of companies, which may be used if the valuation of a company held in Small Cap Fund's portfolio falls below established limits.
Small Cap Fund's sub-adviser may utilize options on existing security positions or indexes. The extent of the sub-adviser's use of options may vary over time based on the sub-adviser's assessment of market conditions and other factors.
Small Cap Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other ﬁnancial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Small Cap Fund also may lend its securities. Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Small Cap Fund. An investment in Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Speciﬁc Holdings. The share price of Small Cap Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Small Cap Fund has signiﬁcant holdings, or weaknesses associated with one or more speciﬁc companies in which Small Cap Fund may have substantial investments.
Active Management Risk. The sub-adviser's judgments about the attractiveness, value, or potential appreciation of Small Cap Fund's investments may prove to be incorrect.
Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Small Cap Fund may be more volatile than a fund that invests in large-cap stocks.
Growth and Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.
Foreign Investing. Small Cap Fund's investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.
Liquidity Risk. Small Cap Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.
Sector. Small Cap Fund may have signiﬁcant investments in one or more speciﬁc industry sectors, subjecting it to risks greater than general market risk.

Investments in Another Collective Investment Fund. To the extent that Small Cap Fund invests in another collective investment fund, such as a mutual fund or exchange-traded fund (ETF), its investment performance would be directly related to the investment performance of the other fund. It also would bear its proportionate share of any management and other fees paid by the other fund, subjecting Small Cap Fund shareholders to some duplication of fees.
Non-Diversiﬁcation. Small Cap Fund is "non-diversified", which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Small Cap Fund.
Securities Lending. Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Small Cap Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Small Cap Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Derivatives. Small Cap Fund's investments in currency futures, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for the Fund to liquidate an open option contract.
Please refer to "Fund Objectives, Strategies and Risks" in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Small Cap Fund by showing changes in the Small Cap Fund's performance over time. The tables also compare Small Cap Fund's performance to a broad measure of market performance that reflects the type of securities in which Small Cap Fund invests. Past performance does not necessarily indicate how Small Cap Fund will perform (before and after taxes) in the future. Performance shown for periods prior to January 1, 2015 does not reﬂect the current investment strategy or the performance of the current sub-adviser. Updated performance information is available at www.peartreefunds.com.
A Note on Performance
Ordinary Shares and Institutional Shares commenced operations on August 3, 1992 and January 6, 1993, respectively. Returns shown prior to a class's commencement date are returns of Ordinary Shares that have been recalculated to reflect the gross fees and expenses of that class. Returns for Institutional Shares would have been substantially similar to the returns of Ordinary Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the class are different.
Calendar Year Total Returns – Ordinary Shares The bar chart below provides performance information for Small Cap Fund's Ordinary Shares.

Calendar year-to-date return of the Ordinary Shares of Small Cap Fund as of December 31, 2016 was 20.88%.

Best Quarter:	Q3 2009	17.75%
Worst Quarter:	Q4 2008	(33.47)%

Average Annual Total Returns for the periods ended December 31, 2016

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	20.88%	12.03%	3.77%
After Taxes on Distributions	20.48%	11.01%	3.21%
After Taxes on Distributions and Sale of Fund Shares	12.02%	9.44%	2.91%
Institutional Shares Before Taxes	21.20%	12.30%	4.04%
Russell 2000 Index (reﬂects no deductions for fees,expenses or taxes)	21.31%	14.46%	7.07%

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reﬂect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Small Cap Fund is managed by Pear Tree Advisors, Inc. Small Cap Fund is sub-advised by Polaris Capital Management, LLC ("Polaris"). The following employees of Polaris serve as the portfolio managers of Small Cap Fund:

		Manager of the
Investment Team	Position at Polaris	Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Ofﬁcer	2015
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2015
Bin Xiao, CFA	Assistant Portfolio Manager	2015
Jason M. Crawshaw	Assistant Portfolio Manager	2016

Buying and Selling Fund Shares

You may buy or sell shares of Small Cap Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or ﬁnancial intermediary. Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*	Mail: Pear Tree Funds.
Individual retirement accounts, certain	Attention: Transfer Agent
accounts for minors, and automatic	55 Old Bedford Road, Suite 202
investment accounts $1,000*	Lincoln, MA 01773
Institutional Shares: $1,000,000*	Telephone: 1-800-326-2151
Certain wrap programs, registered	Website: www.peartreefunds.com
advisers, certain government plans
Pear Tree Fund affiliates and employees $0
Ongoing Investment Minimum
Ordinary Shares: 50 shares
Institutional Shares: 50 shares

* May be waived by the fund or funds.

Tax Information

Small Cap Fund's distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Small Cap Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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